Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hometown Bancorp, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), We hereby certify pursuant to 18 U.S.C. Section 1350, as amended by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in this report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by this Report.

By:	/s/ Thomas F. Gibney
Thomas F. Gibney
President and Chief Executive Officer
November 16, 2009

By:	/s/ Stephen W. Dederick
Stephen W. Dederick
Vice President and Chief Financial Officer
November 16, 2009